Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference May 6, 2016 at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. Cellular reports first quarter 2016 results

Improved customer loyalty drives net additions growth;

2015 gains affect year-over-year comparisons

CHICAGO, (May 6, 2016) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $958 million for the first quarter of 2016, versus $965 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $9 million and $0.10, respectively, for the first quarter of 2016, compared to $160 million and $1.89, respectively, in the same period one year ago.  Year-over-year comparisons are affected by pre-tax gains of $234 million ($145 million after-tax) from sales and exchanges of businesses and licenses in 2015.

“We are off to a good start in 2016 with solid first quarter results,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “We continue to grow our customer base and increase customer loyalty as evidenced by significantly lower churn and higher customer satisfaction scores. Strong customer engagement is foundational to our success and in order to provide exceptional customer experiences, we must have engaged and dedicated associates.  We are proud that for the second year in a row, U.S. Cellular earned a place on the Forbes ‘America’s Best Employer’s’ list.

“We are pleased to see customer growth through higher sales of data-centric devices, including smartphones and tablets.  This growth is being driven by the combination of competitive products and services, our high-quality network and supported by exceptional customer service.

“We continue to focus on improving our operating processes and efficiency.  Strong customer adoption of Equipment Installment Plans drove down loss on equipment and our cost control initiatives generated another quarter of lower expenses.”

2016 Estimated Results

U.S. Cellular’s current estimates of full-year 2016 results, which are unchanged from the previous estimates, are shown below.  Such estimates represent management’s view as of May 6, 2016.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2016 Estimated Results
	Current		Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,100		Unchanged
Operating cash flow (1)	$525-$650		Unchanged
Adjusted EBITDA (1)	$725-$850		Unchanged
Capital expenditures	Approx. $	500	Unchanged

The following table provides a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2016 estimated results, and actual results for the three months ended March 31, 2016 and year ended December 31, 2015:

		Actual Results
	2016 Estimated Results (2)	Three Months Ended March 31, 2016	Year Ended December 31, 2015*
(Dollars in millions)
Net income (loss) (GAAP)	N/A	$9	$247
Add back:
Income tax expense (benefit)	N/A	11	156
Income (loss) before income taxes
(GAAP)	$0-125	$20	$404
Add back:
Interest expense	105	28	86
Depreciation, amortization and
accretion expense	600	153	606
EBITDA	$705-830	$201	$1,096
Add back (deduct):
(Gain) loss on sale of business and
other exit costs, net	–	–	(114)
(Gain) loss on license sales and
exchanges, net	–	–	(147)
(Gain) loss on assets disposals, net	20	5	16
Adjusted EBITDA (1)	$725-850	$206	$852
Deduct:
Equity in earnings of unconsolidated
entities	140	35	140
Interest and dividend income	60	13	37
Operating cash flow (1)(3)	$525-650	$157	$675

* Includes $58 million of revenue related to termination of the rewards points program.
Note: Totals may not foot due to rounding differences.

  Operating cash flow is defined as net income, adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA is defined as net income, adjusted for the items set forth in the reconciliation above.  Operating cash flow and Adjusted EBITDA exclude these items in order to show operating results on a more comparable basis from period to period. From time to time, U.S. Cellular may exclude other items from Operating cash flow and/or Adjusted EBITDA if such items help reflect operating results on a more comparable basis. U.S. Cellular does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Operating cash flow and Adjusted EBITDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to net income as indicators of the company’s operating performance or as alternatives to cash flows from operating activities, determined in accordance with GAAP, as indicators of cash flows or as measures of liquidity. U.S. Cellular believes Operating cash flow and Adjusted EBITDA are useful measures of U.S. Cellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as indicated above.
  In providing 2016 Estimated Results, U.S. Cellular has not completed the above reconciliation to net income because it does not provide guidance for income taxes. U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, the company is unable to provide such guidance. Accordingly, a reconciliation to net income is not available without unreasonable effort.
  A reconciliation of Operating cash flow (Non-GAAP) to Operating income (GAAP) for March 31, 2016 actual results can be found on the company's website at investors.uscellular.com.

Conference Call Information

U.S. Cellular will hold a conference call on May 6, 2016 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentation page of investors.uscellular.com or at https://www.webcaster4.com/Webcast/Page/1145/14974.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to 4.9 million customers in 23 states. The Chicago-based company had 6,500 full- and part-time associates as of March 31, 2016. At the end of the first quarter of 2016, Telephone and Data Systems, Inc. owned 84 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Senior Vice President, Corporate Relations and Corporate Secretary of TDS

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Investor Relations Director of TDS

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:

U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Retail Customers
Postpaid
	Total at end of period	4,454,000	4,409,000	4,341,000	4,324,000	4,307,000
	Gross additions	215,000	240,000	200,000	191,000	200,000
	Feature phones	9,000	10,000	14,000	15,000	14,000
	Smartphones	124,000	132,000	119,000	115,000	119,000
	Connected devices	82,000	98,000	67,000	61,000	67,000
	Net additions (losses)	45,000	68,000	17,000	17,000	9,000
	Feature phones	(25,000)	(25,000)	(28,000)	(26,000)	(34,000)
	Smartphones	20,000	23,000	6,000	7,000	3,000
	Connected devices	50,000	70,000	39,000	36,000	40,000
	ARPU (1)(8)	$48.13	$51.46	$58.12	$53.62	$54.87
	ABPU (2)(8)	$56.06	$58.57	$63.88	$58.08	$58.50
	ARPA (3)(8)	$125.36	$131.96	$147.00	$133.85	$134.94
	ABPA (4)(8)	$145.99	$150.19	$161.57	$144.99	$143.86
	Churn rate (5)	1.28%	1.31%	1.41%	1.34%	1.48%
	Smartphone penetration (6)	75%	74%	72%	69%	67%
Prepaid
	Total at end of period	399,000	387,000	380,000	368,000	360,000
	Gross additions	75,000	69,000	71,000	65,000	73,000
	Net additions (losses)	12,000	7,000	12,000	8,000	12,000
	ARPU (1)	$35.51	$35.54	$35.64	$35.98	$35.72
	Churn rate (5)	5.37%	5.40%	5.24%	5.22%	5.76%
Total customers at end of period		4,926,000	4,876,000	4,807,000	4,779,000	4,775,000
Smartphones sold as a percent of total
handsets sold		92%	91%	87%	87%	86%
Market penetration at end of period
Consolidated operating population		31,994,000	31,967,000	31,814,000	31,814,000	31,814,000
Consolidated operating penetration (7)		15%	15%	15%	15%	15%
Capital expenditures (millions)		$79	$198	$135	$134	$66
Total cell sites in service		6,306	6,297	6,246	6,223	6,219
Owned towers		3,989	3,978	3,957	3,940	3,936

(1)

Average Revenue Per User (“ARPU”) are metrics calculated by dividing a revenue base by an average number of customers and by the number of months in the period.  These revenue bases and customer populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid customers.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid customers.
(2)

Average Billings Per User (“ABPU”) metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid customers and by the number of months in the period.

(3)	Average Revenue Per Account (“ARPA”) metric is calculated by dividing total postpaid service revenue by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (“ABPA”) metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.

(5)

Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(6)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid handsets.

(7)	Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.
(8)	The quarter ended September 30, 2015 results include the recognition of $58 million in revenue due to the termination of the awards program.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended March 31,
	2016	2015	2016 vs. 2015
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$760	$828	$(68)	(8)%
Equipment sales	198	137	61	45%
Total operating revenues	958	965	(7)	(1)%

Operating expenses
System operations (excluding Depreciation, amortization
and accretion reported below)	184	191	(7)	(4)%
Cost of equipment sold	256	238	18	8%
Selling, general and administrative	361	369	(8)	(2)%
Depreciation, amortization and accretion	153	147	6	4%
(Gain) loss on asset disposals, net	5	4	1	19%
(Gain) loss on sale of business and other exit costs, net	–	(111)	111	100%
(Gain) loss on license sales and exchanges, net	–	(123)	123	N/M
Total operating expenses	959	715	244	34%

Operating income (loss)	(1)	250	(251)	>(100)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	35	34	1	2%
Interest and dividend income	13	8	5	75%
Interest expense	(28)	(20)	(8)	(39)%
Other, net	1	–	1	44%
Total investment and other income	21	22	(1)	(7)%

Income (loss) before income taxes	20	272	(252)	(93)%
Income tax expense	11	107	(96)	(90)%
Net income (loss)	9	165	(156)	(94)%
Less: Net income (loss) attributable to noncontrolling interests, net of tax	–	5	(5)	(87)%
Net income (loss) attributable to U.S. Cellular shareholders	$9	$160	$(151)	(95)%

Basic weighted average shares outstanding	84	84	–	-
Basic earnings (loss) per share attributable to
U.S. Cellular shareholders	$0.10	$1.90	$(1.80)	(95)%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings (loss) per share attributable to
U.S. Cellular shareholders	$0.10	$1.89	$(1.79)	(95)%

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2016	2015
(Dollars in millions)
Cash flows from operating activities
Net income (loss)	$9	$165
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	153	147
Bad debts expense	19	29
Stock-based compensation expense	5	6
Deferred income taxes, net	4	(26)
Equity in earnings of unconsolidated entities	(35)	(34)
Distributions from unconsolidated entities	14	13
(Gain) loss on asset disposals, net	5	4
(Gain) loss on sale of business and other exit costs, net	–	(111)
(Gain) loss on license sales and exchanges, net	–	(123)
Changes in assets and liabilities from operations
Accounts receivable	15	(1)
Equipment installment plans receivable	(41)	(36)
Inventory	(2)	102
Accounts payable	43	(19)
Customer deposits and deferred revenues	(6)	13
Accrued taxes	30	189
Accrued interest	9	10
Other assets and liabilities	(59)	(73)
Net cash provided by operating activities	163	255

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(103)	(116)
Cash paid for acquisitions and licenses	–	(280)
Cash received from divestitures and exchanges	2	274
Other investing activities	(1)	2
Net cash used in investing activities	(102)	(120)

Cash flows from financing activities
Repayment of long-term debt	(3)	–
Common shares reissued for benefit plans, net of tax payments	1	–
Common shares repurchased	(2)	(2)
Payment of debt issuance costs	–	(3)
Acquisition of assets in common control transaction	–	(2)
Other financing activities	–	(3)
Net cash used in financing activities	(4)	(10)

Net increase in cash and cash equivalents	57	125

Cash and cash equivalents
Beginning of period	715	212
End of period	$772	$337

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	March 31,	December 31,
	2016	2015
(Dollars in millions)
Current assets
Cash and cash equivalents	$772	$715
Accounts receivable from customers and others, net	666	672
Inventory, net	151	149
Prepaid expenses	96	81
Other current assets	23	55
	1,708	1,672

Assets held for sale	26	–

Licenses	1,808	1,834
Goodwill	370	370
Investments in unconsolidated entities	384	363

Property, plant and equipment
In service and under construction	7,693	7,669
Less: Accumulated depreciation	5,120	5,020
Property, plant and equipment, net	2,573	2,649

Other assets and deferred charges	188	172

Total assets	$7,057	$7,060

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	March 31,	December 31,
	2016	2015
(Dollars in millions)
Current liabilities
Current portion of long-term debt	$11	$11
Accounts payable
Affiliated	10	10
Trade	295	275
Customer deposits and deferred revenues	245	251
Accrued taxes	24	28
Accrued compensation	41	68
Other current liabilities	97	105
	723	748

Deferred liabilities and credits
Net deferred income tax liability	825	821
Other deferred liabilities and credits	297	290

Long-term debt	1,626	1,629

Noncontrolling interests with redemption features	2	1

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,501	1,497
Treasury shares	(155)	(157)
Retained earnings	2,140	2,133
Total U.S. Cellular shareholders' equity	3,574	3,561

Noncontrolling interests	10	10

Total equity	3,584	3,571

Total liabilities and equity	$7,057	$7,060

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

	Three Months Ended March 31,
	2016	2015
(Dollars in millions)
Cash flows from operating activities	$163	$255
Less: Cash used for additions to property, plant and equipment	103	116
Free cash flow	60	139
Add: Sprint Cost Reimbursement	2	16
Adjusted free cash flow (1)	$62	$155

(1)

Free cash flow is defined as Cash flows from operating activities less Cash used for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2015.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment.